CUSIP NO.  077410108


                                                                    EXHIBIT 99.1

JOINT FILING STATEMENT

         Each of the undersigned agrees that (i) this Amendment No. 4 to statement on Schedule 13D relating to the Common Stock of Belco Oil & Gas Corp., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


 June 15, 2001
                                       ROBERT A. BELFER

                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer


                                       RENEE E. BELFER

                                       By:  /s/ Renee E. Belfer
                                            ------------------------------------
                                       Name:    Renee E. Belfer


                                       BELFER CORP.

                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   President


                                       THE ROBERT A. AND RENEE E. BELFER FAMILY
                                       FOUNDATION

                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   Trustee


                                       TRUST FOR THE BENEFIT OF
                                       ELIZABETH KONES BELFER (T-6)

                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   Trustee

CUSIP NO.  077410108


                                       By:  /s/ Renee E. Belfer
                                            ------------------------------------
                                       Name:    Renee E. Belfer
                                       Title:   Trustee


                                       TRUST FOR THE BENEFIT OF
                                       ELIZABETH KONES BELFER (T-7)


                                       By:  /s/ Renee E. Belfer
                                            ------------------------------------
                                       Name:    Renee E. Belfer
                                       Title:   Trustee


                                       RENEE HOLDINGS PARTNERSHIP, L.P.


                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   General Partner


                                       A&B INVESTORS, INC.

                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   President


                                       BELWEST PETROLEUM, INC.

                                       By:  /s/ Robert A. Belfer
                                            ------------------------------------
                                       Name:    Robert A. Belfer
                                       Title:   President